UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 28, 2006

FelCor Lodging Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas		75062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of July 28, 2006, the Board of Directors of FelCor Lodging Trust Incorporated (the “Company”) appointed Robert F. Cotter as a Class II director on the Board of Directors of the Company. Mr. Cotter fills the vacancy created by the retirement of Richard O. Jacobson from the Company’s Board of Directors, which was effective with the expiration of his term in connection with the annual meeting of stockholders held May 16, 2006. Mr. Cotter was also named to the Compensation Committee of the Board of Directors of the Company where he will replace Robert A. Mathewson. Mr. Mathewson will continue to serve on the Audit Committee of the Board of Directors.

Mr. Cotter, age 54, most recently served as President and Chief Operating Officer for Starwood Hotels & Resorts Worldwide, Inc. from 2003 through his retirement in December 2005. He spent most of his 33-year career with Starwood Hotels & Resorts and was named Chief Operating Officer in 2000, after serving as President, International Operations, and President and Chief Operating Officer, Europe In addition to his expertise drawing from his career in the hotel industry, Mr. Cotter is a member of the Board of Trustees of the American Hotel & Lodging Educational Foundation. He is also a member of the Board of Trustees of Boston College.

Mr. Cotter is not a party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is Mr. Cotter a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on July 31, 2006, announcing the appointment of Robert F. Cotter as a member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST

INCORPORATED

Date: July 31, 2006	By:	/s/ Jonathan H. Yellen
	Name:	Jonathan H. Yellen
	Title:	Executive Vice President,

General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on July 31, 2006 announcing the appointment of Robert F. Cotter as a member of the Board of Directors.